                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          HAWKINS ENERGY CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                           HAWKINS ENERGY CORPORATION
                      Twenty East Fifth Street, Suite 1500
                             Tulsa, Oklahoma  74103
                            ________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 29, 1996
                            ________________________


TO THE STOCKHOLDERS OF HAWKINS ENERGY CORPORATION:

     The Annual Meeting of Stockholders of Hawkins Energy Corporation, an Oklahoma corporation (the "Company"), will be held in the Green Room, Ninth Floor of Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma, on Wednesday, May 29, 1996, at 10:00 a.m., local time, for the following purposes:

     (1) To elect two Class I Directors for a three-year term expiring in 1999;

     (2)  To approve the Hawkins Energy Corporation Director Stock Option
Plan;

     (3)  To approve the amended and restated Employee Stock Option Plan;

     (4) To ratify the selection of Coopers & Lybrand, Tulsa, Oklahoma, as independent auditors for the Company for its fiscal year 1996; and

     (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 12, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

     The Company's Proxy Statement and Annual Report are submitted herewith.

                                        By Order of the Board of Directors

                                        LYNNWOOD R. MOORE, JR.
                                        SECRETARY


Tulsa, Oklahoma
April 26, 1996

- -------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO DATE, SIGN
AND PROMPTLY RETURN YOUR ENCLOSED PROXY CARD SO THAT YOUR SHARES MAY BE VOTED
IN ACCORDANCE WITH YOUR WISH AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY
BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE
MEETING.
- -------------------------------------------------------------------------------

                           HAWKINS ENERGY CORPORATION
                      TWENTY EAST FIFTH STREET, SUITE 1500
                             TULSA, OKLAHOMA  74103
                            ________________________

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 29, 1996
                            ________________________

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the management and Board of Directors of Hawkins Energy Corporation (the "Company") to be used at the Annual Meeting of Stockholders to be held Wednesday, May 29, 1996, at 10:00 a.m., local time, in the Green Room, Ninth Floor of Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma and all adjournment(s) thereof, for the purposes set forth in the attached Notice of Annual Meeting. The Company's executive offices are located at Twenty East Fifth Street, Suite 1500, Tulsa, Oklahoma 74103. The approximate date upon which this Proxy Statement and the form of proxy are being mailed to stockholders is April 26, 1996.

EXPENSES OF SOLICITATION

     The expense in connection with the solicitation of proxies, including the cost of preparing, handling, printing and mailing the Notice of Annual Meeting, Proxy Statement and form of proxy, have been or will be borne by the Company. The Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to their principals to obtain authorization for the execution of proxies.

     Directors, officers and other employees of the Company may solicit proxies personally, by telephone or telegram, from some stockholders if proxies are not received promptly.

QUORUM AND VOTE REQUIRED

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to elect directors, approve the Hawkins Energy Corporation Director Stock Option Plan, approve the amended and restated Employee Stock Option Plan and ratify the selection of the independent auditors. Abstentions from voting, which may be specified on all proposals except the election of directors, will be treated as shares that are present for purposes of determining a quorum and will be included for purposes of determining whether the requisite number of affirmative votes are received on any matters submitted to the stockholders for a vote. Accordingly, an abstention will have the same effect as a vote against any such matters. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present with respect to that matter and will have no effect on the outcome of such vote, however, they will be treated as shares that are present for purposes of determining the presence of a quorum.

REVOCABILITY OF PROXIES

     The form of proxy enclosed is for use at the Annual Meeting if a stockholder is unable to attend or does not desire to vote in person. At any time before the shares represented by the proxy are voted at the Annual

Meeting, the stockholder may revoke the proxy by delivering to the Secretary of the Company a written revocation of the proxy, by delivering a later dated proxy, or by voting in person while in attendance at the Annual Meeting.

MANNER OF VOTING PROXIES

     The accompanying proxy card is designed to permit each stockholder of record at the close of business on April 12, 1996 to vote in the election of directors, the approvals of the Director Stock Option Plan and Employee Stock Option Plan, and the ratification of the selection of the Company's independent auditors for 1996. With respect to the election of directors, the proxy card provides space for stockholders to vote in favor of all nominees or withhold their votes for any specific or all nominees for the Board of Directors.

     All shares represented by valid proxies received prior to the meeting, and not revoked, will be voted in accordance with the instructions on the proxy. If the proxy is signed and returned to the Company, but no instructions are given, it is intended that the proxy will be voted FOR the Board of Directors' nominees, approval of the Director Stock Option Plan and of the amended and restated Employee Stock Option Plan and the ratification of the selection of the independent auditors for the Company. Although the Board of Directors does not contemplate that any of its nominees will be unavailable for election, in the event of a vacancy in the slate of nominees it is presently intended that the proxy will be voted for the election of a nominee who will be selected by the Board of Directors. As to any other business that may properly come before the meeting, including all matters incident to the conduct of the meeting, it is intended that the proxy will be voted in respect thereof in accordance with the judgment of the person voting the proxies.

STOCKHOLDER PROPOSALS FOR 1997 MEETING

     Under the rules of the Securities and Exchange Commission, in order to be considered for inclusion in the Company's proxy statement relating to the 1997 Annual Meeting of Stockholders, a stockholder proposal must be received by the Company at its principal offices, Twenty East Fifth Street, Suite 1500, Tulsa, Oklahoma 74103, addressed to the Secretary of the Company, on or before December 27, 1996.

              VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS THEREOF

     At the close of business on March 22, 1996, there were 12,980,668 issued and outstanding shares of the Common Stock (exclusive of 68,567 shares held in treasury), par value $.01 per share (the "Common Stock"), of the Company. Each holder of Common Stock is entitled to one vote per share on all matters. There is no other class of securities of the Company entitled to vote at the meeting. Only stockholders of record at the close of business on April 12, 1996, will be entitled to vote at the Annual Meeting.

     The following table sets forth certain information, as of March 6, 1996, regarding the ownership of the Company's Common Stock by (i) all persons who were known by the Company to be beneficial owners of more than five percent of the outstanding shares of Common Stock, (ii) each director and nominee for director, (iii) each executive officer named in the Summary Compensation Table below, individually, and (iv) all the directors and executive officers of the Company as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.


   NAME AND ADDRESS OF                                              PERCENT
    BENEFICIAL OWNER                          NUMBER OF SHARES     OF  CLASS
    ----------------                          ----------------     ---------
Hawkins Oil & Gas, Inc .....                    1,296,582(1)         9.99%
400 S. Boston, Suite 800, Tulsa, OK 74103    direct and indirect

R.P. Gregory, Jr............                    3,037,251(2)        23.40%
7575 San Felipe, Suite 350, Houston, TX 77063     indirect

Charles M. Butler, III .....                      160,000(3)         1.23%
                                                    direct

James F. Hawkins, Jr. ......                    1,357,443(4)        10.42%
                                             direct and indirect

John B. Hawkins ............                    1,414,534(5)        10.81%
                                             direct and indirect

Clifford S. Lewis ..........                      119,935(6)          *
                                             direct and indirect

Donald C. Nejedly ..........                       35,000(7)          *
                                                    direct

Thomas F. Ostrye ...........                      116,347(8)          *
                                             direct and indirect

Don E. Smith ...............                      952,183(9)         7.31%
                                             direct and indirect

David J. Parsons ...........                       39,203(10)
                                             direct and indirect      *

All Directors and Executive Officers
 as a Group (9 Persons)                         2,898,063(11)       21.51%

- -----------------
 *   Less than 1%

(1) Includes 40,319 shares attributable to Hawkins Oil & Gas, Inc.'s general partner interest in HX 1986, 19,522 shares attributable to its general partner interest in Hawkins Exploration and 47,393 shares attributable to the Hawkins Oil & Gas, Inc. Profit Sharing Plan.

(2) Includes 3,037,251 shares which are held of record by Gregory & Cook, Inc., but of which Mr. Gregory, as the majority owner of Gregory & Cook, Inc., has the power to direct the voting and disposition of such shares.

(3) Includes 35,000 shares which may be acquired upon the exercise of presently exercisable options.

(4) Includes 50,000 shares which may be acquired upon the exercise of presently exercisable options and 1,296,582 shares owned directly and indirectly by Hawkins Oil & Gas, Inc., but which are also attributable to each of James
     F. Hawkins, Jr. and John B. Hawkins based on their individual ownership of the common stock of Hawkins Oil & Gas, Inc.

(5) Includes 105,000 shares which may be acquired upon the exercise of presently exercisable options, 1,296,582 shares owned directly and indirectly by Hawkins Oil & Gas, Inc., but which are also attributable to each of James F. Hawkins, Jr. and John B. Hawkins based on their individual ownership of the common stock of Hawkins Oil & Gas, Inc., and 11,634 shares held by the Hawkins Energy Corporation 401(k) Plan (the "401(k) Plan") and allocated to the account of John B. Hawkins.

(6) Includes 90,000 shares which may be acquired upon the exercise of presently exercisable options, and 29,935 shares held by the 401(k) Plan and allocated to the account of Mr. Clifford S. Lewis.

(7) Includes 35,000 shares which may be acquired upon the exercise of currently presently exercisable options.

(8) Includes 100,000 shares which may be acquired upon the exercise of presently exercisable options, and 14,545 shares held by the 401(k) Plan and allocated to the account of Mr. Thomas F. Ostrye.

(9) Includes 40,000 shares which may be acquired upon the exercise of presently exercisable options, and 12,790 shares held by the 401(k) Plan and allocated to the account of Mr. Don E. Smith

(10) Includes 35,000 shares which may be acquired upon the exercise of presently exercisable options, and 4,203 shares held by the 401(k) Plan and allocated to the account of Mr. David J. Parsons.

(11) Includes 490,000 shares which may be acquired upon the exercise of presently exercisable options and 73,107 shares held by the 401(k) Plan and allocated to the accounts of such individuals.

                    MATTERS TO BE BROUGHT BEFORE THE MEETING

                              ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes - Class I, Class II, and Class III - with each class being as equal in size as possible and with the term of each class ending in successive years. There are currently eight members of the Board of Directors. The terms of those Directors currently serving as members in Class I, James F. Hawkins, Charles M. Butler, III and David J. Parsons, expire at the Annual Meeting. Messrs. Butler and Parsons have been nominated for reelection to serve as Class I Directors.
The terms of those persons currently serving as Class II Directors and Class III Directors will expire at the annual meeting of stockholders to be held in 1997 and 1998, respectively.

     The Board of Directors urges you to vote FOR the Board of Directors' nominees. Proxies solicited hereby will be so voted unless stockholders specify otherwise in their proxies.

INFORMATION CONCERNING NOMINEES

     The following table sets forth information with respect to each nominee for election to the Company's Board of Directors.
                                                                       Year Term
                       Position the Company and Principal Occupation   To Expire
Nominee & Age              or Employment for the Last Five Years       and Class
- -------------          ---------------------------------------------   ---------
Charles M. Butler, III  Member of the Audit and Human Resources          1999
Age 53                  Committees of the Board of Directors;          (Class I)
                        Self-employed as a financial and regulatory consultant.

David J. Parsons        Director, Vice President of Equity               1999
Age 41                  Compressors, Inc.                              (Class I)


      Mr. Butler has served the Company as a Director since the Company's inception in 1989. He is presently self employed as a financial and regulatory consultant in Houston, Texas, and previously was a Senior Vice President of Kidder, Peabody & Co., Inc. Prior to that, he was Chairman of the Federal Energy Regulatory Commission (1981-1983); Administrative Assistant to Senator John Tower (1979-1981); Corporate Counsel to American Natural Service Company (1976-1979); and he has served in several capacities as an attorney. He holds a B.A. Degree in Economics from the University of Houston and a J.D. from the University of Texas, where he earned Order of the Coif Honors.

     Mr. Parsons has been Director since June 1993 and Vice President of Mid-South since 1990. From 1984 to 1990 he worked as Senior Accountant for Nicholson & Company, P.A. in Mississippi. Mr. Parsons holds a B.S. Degree in Business Administration from University of Southern Mississippi and is a Certified Public Accountant.

INFORMATION CONCERNING CONTINUING DIRECTORS

     The following table sets forth information with respect to the directors who will continue to serve as directors of the Company until the expiration of their terms at the times indicated.


                                                                      Year Term
                       Position the Company and Principal Occupation  To Expire
Nominee & Age              or Employment for the Last Five Years      and Class
- -------------          ---------------------------------------------  ---------
John B. Hawkins         Member of Human Resources Committee of the      1997
Age 49                  Board of Directors; President and Chief      (Class II)
                        Executive Officer of Hawkins Oil & Gas,
                        Inc.

Clifford S. Lewis       Director; Vice President and Chief             1998
Age 41                  Financial Officer of Hawkins Oil & Gas,     (Class III)
                        Inc.

Donald C. Nejedly       Member of the Audit and Human Resources        1997
Age 38                  Committees of the Board of Directors;       (Class II)
                        Branch Manager of A.G. Edwards & Sons;
                        formerly Vice President, Sales Manager and
                        Assistant Branch Manager of Kidder,
                        Peabody & Co., Inc.

Thomas F. Ostrye        Chairman of the Board, President and           1998
Age 43                  Treasurer and Member of the Audit and       (Class III)
                        Human Resources Committees of the Board of
                        Directors; formerly Project/Administrative
                        Manager of Hawkins Oil & Gas, Inc.

Don E. Smith            Director, President of Equity Compressors,     1997
Age 47                  Inc.                                        (Class II)

     Mr. Lewis has served the Company as a Director since its inception in 1989. He also served as the Company's Vice President, Secretary and Treasurer from the Company's inception through April 5, 1996. Mr. Lewis serves as Vice President and Chief Financial Officer of Hawkins Oil & Gas, Inc. from 1988 to present. Previously, he was employed by Hawkins Oil & Gas as Controller (1986 to 1988), as Manager of Financial Accounting (1984 to 1986), Senior Financial Accountant (1981 to 1984) and by Arthur Young & Company (now Ernst & Young) as Senior Accountant. He holds a B.S. Degree in Accounting and an M.B.A. Degree from Kansas State University.

     Mr. John Hawkins has been a Director since the formation of the Company in 1989 serving as Chairman of the Board through November 1995. He is a co-founder and President and Chief Executive Officer of Hawkins Oil & Gas, Inc. Prior to joining a predecessor partnership of Hawkins Oil & Gas in 1974, he was a management consultant with the Chicago office of McKinsey and Company and previously served as a Naval officer. He received an M.B.A. Degree from the Harvard Business School and holds a B.A. Degree in Economics from Rice University where he earned Phi Beta Kappa honors. Mr. Hawkins and James F. Hawkins, a current Director whose term expires at the Annual Meeting, are brothers.

     Mr. Nejedly has served the Company as a Director since the Company's inception in 1989. He is presently Branch Manager of A. G. Edwards & Sons in San Francisco, California and was previously Vice President, Sales Manager and Assistant Branch Manager of Kidder, Peabody & Co., Inc. in San Francisco (1988 to 1990). From 1982 to 1988, he was the Western Region Marketing Director, Asset Finance Direct Investment Group for Kidder, Peabody & Co., Inc. in San Francisco and Los Angeles, California. Previously, he was a registered representative with Kidder, Peabody in Sacramento, California from 1979 until 1982. He holds a B.S. Degree in Finance from Santa Clara University.

     Mr. Ostrye has been President and Director since the formation of the Company in 1989. He has served as Chairman of the Board since November 1995 and Treasurer since April 1996. He was employed by Hawkins Oil & Gas, Inc. as Project/Administrative Manager (1987 to 1989), Project Manager (1985 to
1987) and as

Exploration Manager (1984 to 1985). Previously, he served: Enstar Petroleum Company, Oklahoma City, Oklahoma as Exploration Manager (1982 to 1984); C & K Petroleum, Inc., Oklahoma City, Oklahoma and Midland, Texas as District Geologist (1979 to 1982); and Marathon Oil Company, Midland, Texas as Exploration Geologist (1975 to 1979). He holds a B.S. Degree in Geology from State University College, Fredonia, New York and an M.A. Degree in Geology from State University of New York, Buffalo, New York.

     Mr. Smith has served as Director since June 1993. He is also founder and President of Mid-South Compressors, Inc. in Columbia, Mississippi. From 1981 to 1985, he was the Branch Manager of Compressor Systems, Inc. Previously, he was the founder and President of Oilfield Maintenance Service, Inc. from 1974 to 1981, and Division Compressor Mechanic of Shell Oil Company from 1967 to 1974.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     The Company has standing Audit and Human Resources Committees of the Board of Directors. Presently, the members of the Audit Committee are Charles M. Butler, III, Donald C. Nejedly and Thomas F. Ostrye and the members of the Human Resources Committee are Thomas F. Ostrye, John B. Hawkins, Charles M. Butler, III and Donald C. Nejedly. The primary functions of the Audit Committee are to monitor the Company's internal accounting controls, review quarterly and annual financial information and review the services and fees of the independent auditors. The Audit Committee met one time during the fiscal year ended December 31, 1995. The primary functions of the Human Resources Committee are to review and approve management's recommendations concerning compensation of executive officers and certain other employees and to administer the Hawkins Energy Corporation Employee Stock Option Plan. The Human Resources Committee has the authority, in its discretion, to select the eligible officers and employees to whom options shall be granted and the number of shares of the Company's Common Stock to be subject to such options. The Human Resources Committee also serves to evaluate top management and their successors within the Company. The Human Resources Committee met one time during the fiscal year ended December 31, 1995.

     The Board of Directors met four times during fiscal 1995. All directors were present for at least 75% of the aggregate of the meetings of the Board of Directors and of the committees of the Board on which each director served.

           CERTAIN RELATIONSHIPS AND INTEREST IN CERTAIN TRANSACTIONS

     James F. Hawkins, Jr., John B. Hawkins and Clifford S. Lewis are directors, officers and stockholders of Hawkins Oil & Gas, Inc., which owned directly and indirectly 1,296,582 shares of Hawkins Energy stock at March 6, 1995.

     Through December 31, 1995, the Company subleased its corporate office space and leased certain assets (office and computer equipment) from Hawkins Oil & Gas, Inc. at market rates. The Company occupied approximately 20% of the office space currently occupied by Hawkins Oil & Gas, Inc. (about 3,500 total square feet). The Company paid Hawkins Oil & Gas, Inc. approximately $44,000 during fiscal 1995 for the sublease of its office space and received payment of $18,252 for other net general and administrative expenses.
Hawkins Oil & Gas, Inc. is charged for the time spent by any employee of the Company who may from time to time perform work on its behalf. Hawkins Oil & Gas operates 50 of the 66 wells in which the Company owns an interest. In 1995, the Company paid $110,000 to Hawkins Oil & Gas for production and drilling overhead compensation. Hawkins Oil & Gas, Inc. leases compression equipment from the Company. The rental revenues received by the Company were $161,000 for the fiscal year 1995.

     During fiscal year 1995, the Company leased compression equipment to Flare, Inc., a corporation in which Don E. Smith and David J. Parsons were executive officers and significant stockholders, and received revenues therefrom in the amount of $67,000.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     Certain information with respect to the following table sets forth all compensation paid for services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended December 31, 1995, 1994 and 1993 to (a) the Company's chief executive officer and (b) each of the Company's most highly compensated executive officers whose aggregate compensation during the fiscal year ended December 31, 1995 exceeded $100,000.


                                                    LONG TERM
                                                   COMPENSATION
                                                     AWARDS
                                                     ------
                           ANNUAL COMPENSATION      NUMBER OF
                        -------------------------     SHARES
NAME AND PRINCIPAL      FISCAL                      UNDERLYING        OTHER
     POSITION            YEAR   SALARY(1)   BONUS    OPTIONS     COMPENSATION(2)
- ------------------       ----   ---------   -----    -------     ---------------
John B. Hawkins(3)      1995    $109,615   $     0          0       $1,423
                        1994    $125,000   $ 5,000     75,000       $1,538
                        1993    $104,414   $15,000          0       $2,388

Thomas F. Ostrye        1995    $100,000   $     0          0       $2,000
Chairman of the Board,  1994    $100,000   $ 5,000     65,000       $2,100
President               1993    $ 95,041   $15,000          0       $2,201

Clifford S. Lewis       1995    $100,000   $     0          0       $2,000
                        1994    $100,000   $ 5,000     60,000       $2,100
                        1993    $ 89,833   $15,000          0       $2,097

Don E. Smith(4)         1995    $100,000   $     0          0       $2,000
Vice President          1994    $ 98,414   $ 5,000     40,000       $2,068
                        1993    $ 53,846   $     0          0       $    0

_____________________

(1)  Includes all before-tax contributions to the Employee 401(k) Plan.

(2) Other compensation consists solely of employer contributions to the Employee 401(k) Plan. Does not include the value of any perquisites because the aggregate amount of such compensation does not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus for any named individual.

(3)  The 1995 amounts are through the resignation date in November 1995.

(4) Mr. Smith became an employee and executive officer of the Company on June 11, 1993.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth certain information with respect to options exercised by the named executive officers of the Company during fiscal 1995, and the number and value of unexercised options held by such executive officers at the end of the fiscal year.

                                                                         VALUE OF UNEXERCISED
                                            NUMBER OF SECURITIES             IN-THE-MONEY
                  SHARES                   UNDERLYING UNEXERCISED     OPTIONS AT FISCAL YEAR END
                 ACQUIRED      VALUE   OPTIONS AT FISCAL YEAR END (#)           ($)(1)
                    ON       REALIZED  ------------------------------ ---------------------------
NAME            EXERCISE(#)   ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -------------------------------------------------------------------------------------------------
John B. Hawkins     0            0        105,000           0              0              0
Thomas F. Ostrye    0            0        100,000           0              0              0
Clifford S. Lewis   0            0         90,000           0              0              0
Don E. Smith        0            0         40,000           0              0              0

- ---------
(1) Market value of the underlying shares of Common Stock at the date of exercise or fiscal year-end, as the case may be, minus the option exercise price and multiplied by the applicable number of shares. The last sale price for the Company's Common Stock as quoted on the Nasdaq Small Cap Market on December 29, 1995, the last trading day of the fiscal year, was $0.50.

CHANGE OF CONTROL AGREEMENT

     On March 27, 1996, the Board of Directors approved a "Change of Control" Agreement (the "Change Agreement") between the Company and Thomas F. Ostrye, the Company's Chairman and President. The Company is exploring various options to enhance the value of the Common Stock including possible combinations with other companies to increase the market size of the resulting entity. In the event the Company were to effect such a combination, it is likely that there would be an elimination of duplicated executive positions or that positions available in the resulting entity for certain executives would not be consistent with the skills and past responsibilities of those executives. The Company entered into the Change Agreement with Mr. Ostrye to soften the potential impact of those eventualities to Mr. Ostrye and to eliminate the possibility that those eventualities might indirectly influence a review of a Company strategy. The Change Agreement only becomes effective if there is a Change of Control of the Company. A Change of Control is generally defined as the occurrence of an event, such as a merger, whereby there is a substantial change in the makeup of the Company' stockholders or directors. Under the Change Agreement, if there is a Change of Control, and Mr. Ostrye is involuntarily terminated other than for cause or other than by reason of death or disability or if he voluntarily terminates after a reduction in his compensation or responsibilities or a requested relocation, he will be entitled to receive a final payment after his termination of employment in an amount equal to his compensation, including bonuses, for the twelve months immediately preceding his termination plus the value of employee benefits received for that twelve month period.

DIRECTOR COMPENSATION

     Directors of the Company who are not also employees of the Company are paid an annual retainer fee of $6,000, payable quarterly, plus an additional payment of $500 for each directors' and committee meeting attended in person or held by means of conference telephone calls.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to report their initial ownership of the Common Stock and any subsequent changes in that ownership to the SEC, and to furnish the Company with a copy of each such report. SEC regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and with respect to fiscal 1995.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during and with respect to fiscal 1994, all Section 16(a) filing requirements applicable to its officers, directors and more than ten percent stockholders were complied with.

         APPROVAL OF THE HAWKINS ENERGY CORPORATION DIRECTOR STOCK PLAN

     The Board of Directors of the Company has adopted the Hawkins Energy Corporation Director Stock Plan (the "Director Plan") and has ordered it to be submitted to the Company stockholders for their consideration and approval at the Company's Annual Meeting of Stockholders. The Board of Directors of the Company believes the approval of the Director Plan is in the best interests of the Company and its stockholders, as such plan will assist in attracting and retaining qualified directors and will furnish incentives to such persons to use their maximum efforts to enhance the Company's growth and the liquidity of the Company's Common Stock.

SUMMARY DESCRIPTION OF THE DIRECTOR PLAN

     A total of 250,000 shares of Common Stock has been reserved for issuance under the Director Plan. The Director Plan provides for the automatic grant of stock options to directors of the Company who are not also officers or employees of the Company (each, an "Eligible Director"). The Director Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and the options granted under the Director Plan will not be "incentive stock options," as such term is defined in Section 422 of the Code. Instead, such options will constitute "nonqualified options."

     Upon approval of the Director Plan by the Company's stockholders, each Eligible Director who does not own any options to purchase shares of Common Stock will be granted an option to purchase either (i) 50,000 shares of Common Stock, if such director at any time had been an employee of the Company, or (ii) 17,500 shares of Common Stock, if such director has never been an employee of the Company. The options granted under the Director Plan upon its approval by the Company's stockholders are referred to as the "Base Options." All of the Base Options will be fully vested upon their grant. Also under the Director Plan, each Eligible Director will be granted options to purchase 10,000 shares of the Common Stock on each date such director is elected (commencing with the 1996 Annual Meeting) or appointed to the Company's Board of Directors (the "Initial Options"). The Initial Options will vest with respect to one-third of the shares of Common Stock as of the date of grant and with respect to the remaining shares in two equal annual installments on the anniversary date of the date of grant. On each anniversary of each Eligible Director's election to the Board for the term as a Director which he is currently serving, each Eligible Director will be granted an option (an "Annual Option") entitling him to purchase 5,000 shares of Common Stock. All of such Annual Options will be fully vested upon their grant. Options granted under the Director Plan will first be exercisable as to all or any part of the shares of Common Stock covered thereby six months after the date of grant and until one year after termination of a director's service as a director of the Company. The exercise price for any option granted under the Director Plan will be the fair market value of the Common Stock on the date the option is granted, and no option may be exercised more than 40 years from the date of grant.

     All options granted under the Director Plan provide for the payment of the exercise price (i) in cash, (ii) by delivery to the Company of shares of the Company's Common Stock owned for a period of at least six months by the optionee and having a fair market value equal to the exercise price of the options being exercised, (iii) by the withholding from the shares to be issued upon the exercise of an option that number of such shares having a fair market value equal to the exercise price of the options being exercised or (iv) by a combination of such methods of payment.

     Eligible Directors who currently hold options granted under any prior plans must surrender such options in order to receive any Base Options under the Director Plan. Assuming they surrender for cancellation all options to purchase shares of Common Stock held by them, each of Messrs. Nejedly and Butler will on the day the Director Plan is approved be granted Base Options to purchase 17,500 shares of the Company's Common Stock and Messrs. Hawkins and Lewis will on such day be granted a Base Option to purchase 50,000 shares of the

Company's Common Stock. In addition, on such day, Mr. Butler will be re-elected to a three-year term as a Director and be granted an Initial Option to purchase 10,000 shares of Common Stock.

FEDERAL INCOME TAX CONSEQUENCES

     An optionee will not realize income for federal income tax purposes, and the Company will not be entitled to any deduction, on the grant of an option under the Director Plan. At the time of exercise of an option, an optionee will realize ordinary income for federal income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price. Any ordinary income realized by an optionee will constitute self-employment income of the exercising optionee. The Company will be entitled to a deduction, as of the date of exercise of an option, in an amount equal to the ordinary income realized by the optionee.

     If an optionee uses previously acquired Common Stock to pay the exercise price of an option, the new shares so acquired will continue to have the same status as the old shares used in the acquisition to the extent of the number of old shares exchanged. Thus, the optionee's basis in such newly-acquired shares will be equal to his basis in, and his holding period will include the holding period for, the shares exchanged. Payment of the exercise price by delivery of previously acquired stock generally postpones the realization of any taxable capital gain on the unrealized appreciation of the tendered shares. Any shares which are received in excess of the number of old shares exchanged will be subject to the regular rules described above upon the exercise of an option as if the exercise price for such shares is zero.

NEW PLAN BENEFITS

     The following table sets forth certain information with respect to options to be granted to certain directors and groups under the Director Plan upon approval of such Plan by the Company's stockholders.

                            NEW PLAN BENEFITS
           HAWKINS ENERGY CORPORATION DIRECTOR STOCK OPTION PLAN

                                                   NUMBER OF SHARES OF COMMON
NAME AND POSITION                                  STOCK UNDERLYING OPTIONS(1)
- -----------------                                  ---------------------------
     John B. Hawkins,
        Director...................................            50,000

     Thomas F. Ostrye,
        Chairman of the Board, President...........                 0

     Clifford S. Lewis,
        Director...................................            50,000

     Charles M. Butler,
        Director...................................            27,500

     Donald C. Nejedly,
        Director...................................            17,500

     David J. Parsons,
        Vice President of Equity Compressors, Inc..                 0

     Don E. Smith,
        President of Equity Compressors, Inc.......                 0

     All Current Executives as a Group(2)..........                 0

     Non-Executive Directors as a Group............           145,000

     Non-Executive Officer Employees as a Group ...                 0

- ----------
(1) Includes those shares which will be subject to options to be granted pursuant to the Director Plan upon approval of the Plan by the Company's stockholders and the surrender of all outstanding options held by such persons under any prior plans. The dollar value of the shares of Common Stock subject to the options to be granted is not yet determinable as the exercise price of such options is to be based on the market value of the Common Stock on the date of grant, which shall be the date the Director Plan is approved by the Company's shareholders. The average of the closing bid and ask price for the Company's Common Stock on April 19, 1996, as quoted on NASDAQ was $0.52.

(2) Only those Directors of the Company who are not executive officers of the Company are entitled to receive options under the Director Plan.

                      APPROVAL OF THE AMENDED AND RESTATED
              HAWKINS ENERGY CORPORATION EMPLOYEE STOCK OPTION PLAN

     On March 27, 1996, the Board of Directors of the Company amended and restated the Hawkins Energy Corporation Employee Stock Option Plan (the "Original Plan") which was initially approved by the stockholders on August 8, 1989. The Amended and Restated Employee Stock Option Plan (the "Plan") will become effective if it is approved by the shareholders of the Company at the Annual Meeting. The amendments include (i) amending the Plan to include all officers and employees as persons eligible to receive options (employee-directors who were, but are not now, eligible to receive options under the option plan for directors of the Company were not eligible to receive options under the Original Plan), (ii) amending the Plan to provide that it will be administered generally by the Human Resources Committee of the Board of Directors, but, as to those key employees of the Company who are eligible to receive options and who are also subject to the limitations of
Section 16(b) of the Securities Exchange Act of 1934, as amended, by a Special Stock Plan Committee consisting of not less than two members of the Board of Directors each of whom is a "disinterested person" within the meaning of applicable rules and regulations promulgated by the Securities and Exchange Commission, (iii) making certain technical changes to the Plan to require optionees who make certain elections (to pay the exercise price for their options by the delivery of previously owned shares of Common Stock or to have shares withheld from the shares of Common Stock deliverable upon exercise to satisfy tax withholding obligations) to make those elections in advance of exercise, (iv) amending the Plan to authorize optionees to assign their options to members of their immediate family or trusts for their benefit so long as such an assignment would not be precluded by securities rules applicable to the Plan and (v) amending the Plan to permit an optionee to exercise an option within one year after termination of employment (the Original Plan had provided a three month exercise period after termination if termination was other than by reason of death, disability or pursuant to normal retirement policies)

SUMMARY DESCRIPTION OF THE PLAN

     An aggregate of 525,000 shares of the Company's Common Stock initially were reserved for issuance upon exercise of options granted under the Plan; however, the number of shares available for options which may be granted under the Plan automatically increases without action of the directors or stockholders of the Company to an amount equal to (when added to the number of shares of the Company's Common Stock subject to all other options granted by the Company) 8% of the issued and outstanding shares of the Company's Common Stock upon each issuance of shares of the Company's Common Stock occurring after February 28, 1990 (other than issuances of shares upon the exercise of options granted under the Plan). The Board of Directors of the Company may use authorized but unissued shares of the Company's Common Stock or shares held in the treasury of the Company for the exercise of options. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and the options are not and will not be "incentive stock options," as such term is defined at Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     ADMINISTRATION.   Except as to those eligible employees who are subject to
the limitations of Section 16(b) of the Securities Exchange Act of 1934 ("Insiders"), the Plan is administered by the Human Resources Committee of the Board of Directors. As to Insiders, the Plan is administered by a Special Stock Plan Committee comprised of at least two directors who are "disinterested" within the meaning of rules and regulations promulgated by the Securities Exchange Commission. The Human Resources Committee and the Special Stock Plan Committee are referred to herein as the "Committee." The Committee has the authority, in its discretion, to select the eligible officers and employees to whom options shall be granted and the number of shares of the Company's Common Stock to be optioned to each. The Committee has the power to construe and interpret the Plan and to establish and amend rules and regulations for its administration subject to the express provisions of the Plan. Any determination by the Committee is final and binding upon all persons. The current members of the Human

Resources Committee are Thomas F. Ostrye, John B. Hawkins, Charles M. Butler, III and Donald C. Nejedly and the current members of the Special Stock Plan Committee are John B. Hawkins, Charles M. Butler, III and Donald C. Nejedly.

     ELIGIBLE EMPLOYEES. Any key officer or employee who is an active full-time employee of the Company, or a subsidiary of the Company, is eligible for selection by the Committee as an optionee under the Plan.

     TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be granted upon the following terms:

          (a) Purchase Price: The purchase price of a share of the Company's Common Stock under each option granted under the Plan shall be no less than the fair market value of a share of the Company's Common Stock on the date of grant of the option.

          (b) Vesting of Rights to Exercise Option: Each option granted under the Plan will become exercisable in five equal annual installments, each installment accruing on the successive anniversary of the grant, or other date specified by the Committee, with accumulation privileges, unless the Committee in its sole discretion shall specify otherwise at the time of the grant.

          (c) Exercise of Option: Except for the foregoing vesting provisions, each option may be exercised at any time, or from time to time, during the option period of 40 years, as to all or any part of the shares of the Company's Common Stock covered thereby; provided, however, that the option shall not be exercisable, except in those instances referred to below, unless the optionee shall have been in the continuous employment of the Company or a subsidiary of the Company from the time of the grant of the option to the time which is one year before the date of exercise.

          (d) Method of Exercise: Each option granted may be exercised, at the Optionee's election, by: (i) cash payment of the full amount of the purchase price, or (ii) through the delivery of shares of the Company's Common Stock previously held by the optionee with a fair market value equal to the full amount of the purchase price, or (iii) by the withholding by the Company from the shares of the Company's Common Stock upon any exercise of the option that number of shares having a fair market value equal to the full amount of the purchase price, or (iv) by a combination of such methods. The optionee will be required to pay the Company an amount necessary to satisfy federal, state and local income taxes incurred by reason of the exercise, or at the optionee's election, shares having a market value equal to such income taxes may be withheld by the Company. No fractional shares of the Company's Common Stock will be issued upon the exercise of options.

          (e) Effect of Termination of Employment: If during the option period, the optionee's employment with the Company or one of its subsidiaries terminates, the option may thereafter be exercised only to the extent it was exercisable at the time of such termination of employment.
     In the event of the death of the optionee, the option granted to such person may be so exercised to the extent it is vested by the personal representatives, distributees or heirs of such person.

          (f) Option Agreement: Options granted under the Plan are and will be subject to the terms and conditions of the Plan and will be evidenced by a written agreement between the optionee and the Company. The option agreement will incorporate the Plan by reference, set forth the number of shares, the time or times at and after which the option is exercisable in whole or in part, the expiration date of the option, and other details deemed pertinent by the Committee.

     ADJUSTMENTS RESULTING FROM CHANGES IN CAPITALIZATION. The Plan provides that in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, "split-up" or other change in the corporate structure or capitalization of the Company, the number and kind of shares subject to options then outstanding, the exercise price of outstanding options and the aggregate number of shares for which options may be granted under the Plan may be subject to appropriate adjustments.

     AMENDMENT AND TERMINATION. The Board of Directors may suspend or terminate the Plan at any time and may amend the Plan from time to time in such respects as the Board may deem advisable. Without shareholder approval the Board of Directors may not (a) increase the maximum number of shares for which options may be granted under the Plan except to make appropriate adjustments in the event of certain changes in the capital structure of the Company ; or (b) change the eligibility requirements for individuals entitled to receive options under the Plan. No amendments or termination of the Plan may affect or impair the rights or obligations under any options theretofore granted without the consent of the optionee.

     FEDERAL INCOME TAX ASPECTS.  Under applicable provisions of the Code:
(1) the grant of an option under the Plan results in no taxable income to the optionee or deductions to the Company at the time it is granted; (2) upon exercise of the option the optionee will realize taxable income, and the Company will realize a deduction, in an amount equal to the amount, if any, by which the then fair market value of the shares thereby acquired exceeds the purchase price for such shares; and (3) upon the disposition of the shares so acquired the optionee will realize a gain or loss if the amount realized on such disposition differs from the fair market value of the shares at the time of the exercise of the option.

     As of the date of this Proxy Statement, no options have been granted under the Plan or under the Original Plan.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has unanimously selected Coopers & Lybrand as the independent auditors for the Company for its 1996 fiscal year. Although the Board is not required to submit its selection of auditors for stockholder approval, the Board has elected to seek ratification by the stockholders at the Annual Meeting. A representative of Coopers & Lybrand, who will attend the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

                                  OTHER MATTERS

MATTERS WHICH MAY COME BEFORE THE MEETING

     The Board of Directors does not intend to bring any other matters before the meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the meeting, the persons named in the accompanying Proxy Card will vote thereon in accordance with the recommendation of the Board of Directors.

     REMINDER: PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                                                     APPENDIX A

                           HAWKINS ENERGY CORPORATION
                               DIRECTOR STOCK PLAN

     1. PURPOSE. The purpose of the Hawkins Energy Corporation Director Stock Plan (the "Plan") is to attract and retain outstanding individuals to serve as members of the Board of Directors of Hawkins Energy Corporation (the "Company") and to furnish incentives to such persons by providing such persons opportunities to acquire shares of the $.01 par value common stock of the Company ("Common Stock") on terms as herein provided.

     2. SHARES RESERVED UNDER THIS PLAN. There is hereby reserved for issuance under this Plan an aggregate of 250,000 shares of Common Stock, which may be newly-issued or treasury shares. If there is a lapse, expiration, termination or cancellation of any option granted under this Plan without the issuance of all shares thereunder, all of such unissued shares subject to or reserved for such option may again be used for new options granted under this Plan; provided, however, that in no event may the number of shares of Common Stock issued under this Plan exceed the total number of shares reserved for issuance hereunder.

     3. ELIGIBILITY. Each member of the Board of Directors of the Company (the "Board") who is not a salaried officer or employee of the Company (an "Eligible Director" or "Participant") shall be eligible to participate under this Plan; provided, however, any Eligible Director may decline any option which would otherwise be granted hereunder.

     4. OPTION GRANTS. Participants under this Plan shall be granted non-qualified options to purchase shares of Common Stock as follows:

          (a) BASE OPTIONS. On the day this Plan is approved by the shareholders of the Company each Eligible Director who at such time does not own any options to purchase shares of Common Stock and (i) who was at any time an employee of the Company shall be granted an option entitling him to purchase 50,000 shares of Common Stock and (ii) who has never been an employee of the Company shall be granted an option entitling him to purchase 17,500 shares of Common Stock. Such options are referred to hereinafter as "Base Options." All of such Base Options shall be fully vested upon their grant, shall be subject to the limitations set forth in
     Section 6 below and shall have an exercise price determined in accordance with Section 5 below.

          (b) INITIAL OPTIONS. On the date each Eligible Director is elected or appointed to the Board, each Eligible Director shall be granted an option (an "Initial Option") entitling him to purchase 10,000 shares of Common Stock. 3,333 of such Initial Options shall vest on the date of grant, 3,333 shall vest on the first anniversary of such Eligible Director's election or appointment to the Board and 3,334 shall vest on the second anniversary of such Eligible Director's election or appointment to the Board. All of such Initial Options shall be subject to the limitations set forth in
     Section 6 below and shall have an exercise price determined in accordance with Section 5 below.

          (c) ANNUAL OPTIONS. On each anniversary of each Eligible Director's election to the Board for the term as a Director which he is currently serving, each Eligible Director shall be granted an option (an "Annual Option") entitling him to purchase 5,000 shares of Common Stock. All of such Annual Options shall be fully vested upon their grant, shall be subject to the limitations set forth in Section 6 below and shall have an exercise price determined in accordance with Section 5 below.

     5. OPTION EXERCISE PRICE. Each option granted under this Plan shall be exercisable at an option price per share equal to the Fair Market Value of a share of Common Stock on the date the option is granted in accordance with
Section 4 above. "Fair Market Value" means the closing price of a share of the Common Stock on the date as of which Fair Market Value is to be determined, which closing price shall be the last reported sales price regular way or, in case no such reported sales took place on such date, the average of the last reported bid and ask prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the highest bid and the lowest ask prices quoted on the Nasdaq Stock Market; provided, however, that if the Common Stock is not registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the prices or quotations referred to above are not available, Fair Market Value shall be determined in good faith by those members of the Board who have not been granted or have not accepted options under this Plan.

     6. LIMITATIONS ON EXERCISE. Any option granted under this Plan may be exercised (in accordance with Section 7 below), in whole or in part, from time to time after the date granted, subject to the following limitations:

          (a) No option granted hereunder may be exercised before the expiration of six months after the date such option was granted. Upon the expiration of such six-month period, each option may be exercised for all of the total shares covered by the vested portion of such option or any portion thereof.

          (b) Subject to Section 10 below and to the limitations of Section 6(a) above, any option granted under this Plan (or any unexercised portion thereof) may not be exercised:

          (i) more than twelve months after termination of any Eligible Director's service as a member of the Board for any reason other than death or disability (as defined below), and then only to the extent that the Eligible Director could have exercised such option on the date his service terminated in accordance with
               Section 6(a) above;

          (ii) more than twelve months after the death of an Eligible Director, if such death occurs while serving as a member of the Board or during the ninety day period referred to in subparagraph (i) hereof (and then only to the extent that the Eligible Director could have exercised such option on the date of death in accordance with Section 6(a) above);

          (iii) more than twelve months after the disability of an Eligible Director (an Eligible Director shall be considered disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months), if such disability occurs while serving as a member of the Board or during the ninety day period referred to in subparagraph (i) hereof (and then only to the extent that the Eligible Director could have exercised such option at the time he is determined to be disabled in accordance with Section 6(a) above);

     provided, however, that no option granted hereunder may be exercised more than 40 years from the date the option is granted.

     7. METHOD AND TIME OF EXERCISE; DELIVERY OF CERTIFICATES. Any option granted under this Plan (a) may only be exercised to purchase a minimum of 100 shares at any one time (b) shall be deemed exercised on the date written notice of the intent to exercise all or part of such option is received by the President of the Company at the Company's corporate headquarters and (c) shall provide that payment of the exercise price for the number of shares as to which the option is being exercised shall, at the Eligible Director's election, be by cash and in full on the date of exercise, by delivery of shares of Common Stock held by the Eligible Director for at least six months and having a Fair Market Value (as defined in Section 5 above)equal to the full amount of the exercise price, by the withholding by the Company from the shares of Common Stock issuable upon any exercise of the option that number of shares having a Fair Market Value equal to such exercise price pursuant to a written election delivered by the Eligible Director to the Committee at least six months prior to the date of exercise, or by a combination of such methods. An Eligible Director shall have no interest in any shares covered by any option granted under this Plan until certificates for such shares are issued and any shares surrendered in payment pursuant to this section shall be deemed outstanding until new certificates representing the shares purchased on the exercise of any option are issued.

     8. TAX WITHHOLDING. Upon the exercise of an option requiring tax withholding, the Eligible Director will be required to pay to the Company for remittance to the appropriate taxing authorities an amount necessary to satisfy the Eligible Director's portion of federal, state and local taxes, if any, incurred by reason of the exercise of an option. In lieu of delivering cash to satisfy such withholding obligation, the Eligible Director may elect to have shares of Common Stock withheld from the shares deliverable upon such exercise if such election is delivered to the Committee in writing either (i) at least six months prior to the date the amount of the tax to be withheld is determined (the "Tax Date") or (ii) prior to the Tax Date and in any ten business day period beginning on the third business day following the release of the Company's quarterly or annual summary statement of sales and earnings. The number of shares so withheld shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable tax withholding requirements.

     9. NONTRANSFERABILITY. Any option granted under this Plan shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the Eligible Director's lifetime only by the Eligible Director or the Eligible Director's guardian or legal representative. If a Eligible Director dies during the option period, any option granted to such Eligible Director may be exercised by his estate or the person to whom the option passes by will or the laws of descent and distribution, but only to the extent that the Eligible Director could have exercised such option on the date of death in accordance with Section 6 above.

     10. OTHER PROVISIONS; SECURITIES REGISTRATION. The grant of any option under this Plan may also be subject to such other provisions as counsel to the Company deems appropriate, including, without limitation, provisions imposing restrictions on resale or other disposition of the Common Stock issuable upon exercise of any option and such provisions as may be appropriate to comply with federal or state securities laws and stock exchange requirements. The Company shall not be required to issue or deliver any certificate for Common Stock purchased upon the exercise of any option granted under this Plan prior to the admission of such shares to listing on any stock exchange on which Common Stock at that time may be listed. If, at any time during the period any option granted under this Plan is outstanding, the Company shall be advised by its counsel that the shares deliverable upon an exercise of such option are required to be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law, or that delivery of such shares must be accompanied or preceded by a prospectus meeting the requirements of the Securities Act, the Company will use its best efforts to effect such registration or provide such prospectus not later than a reasonable time following each exercise of such option, but delivery of shares by the Company may be deferred until such registration is effected or such prospectus is available.

     All certificates for Common Stock delivered under the terms of this Plan shall be subject to such stop-transfer orders and other restrictions as counsel to the Company may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any stock exchange on which Common Stock may be listed. The Company may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to such shares.

     11. TERM OF PLAN. No option shall be issued under this Plan more than fifteen (15) years after the date of its approval by the shareholders of the Company.

     12. ADJUSTMENTS. In the event of a merger, consolidation, reorganization, recapitalization, stock split or stock dividend, or a combination or reclassification of shares, the number of shares of Common Stock reserved under this Plan, the number of shares covered by outstanding options and the exercise prices of outstanding options shall be adjusted proportionately. The number of shares so adjusted shall be rounded to the nearest whole number. No fractional shares shall be issued.

     13. NOTICE OF ADJUSTMENT. Upon the occurrence of each event for which an adjustment with respect to an outstanding option has been made as provided in
Section 12 above, the Company shall mail forthwith to each Eligible Director a copy of its computation of such adjustment which shall be conclusive and binding upon each such Eligible Director.

     14. AMENDMENT AND TERMINATION OF PLAN. The Board may amend this Plan from time to time or terminate this Plan at any time, but no such action shall reduce the number of any Eligible Director's options then outstanding or adversely change the terms and conditions thereof without the Eligible Director's consent. However, notwithstanding the foregoing, except for adjustments expressly provided for herein, no amendment may (i) materially increase the benefits accruing to Eligible Directors; (ii) materially increase the total number of shares which may be issued under this Plan; or (iii) materially modify the requirements as to eligibility for participation in this Plan, and this Plan may not be amended more frequently than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "Code"), or the rules thereunder, and no amendment shall be adopted which would result in any Eligible Director losing his status as a "disinterested" administrator under Securities and Exchange Commission Rule 16b-3 ("Rule 16b-3") with respect to any employee benefit plan of the Company or result in this Plan losing its status as a protected plan under Rule 16b-3.

     15. GOVERNMENT REGULATIONS. The Company's obligation to sell and deliver shares under options granted under this Plan is subject to the requirements of any governmental authority with jurisdiction over the authorization, issuance or sale of such shares.

     16. NOTICE. Any written notice to the Company required or permitted by any of the provisions of this Plan shall be addressed to the President of the Company at the principal offices of the Company and shall become effective only when it is received by the office of such President. Any written notice to a Eligible Director required or permitted by any of the provisions of this Plan shall be addressed to such Eligible Director at his address as reflected in the records of the Company and shall become effective only when it is received by such Eligible Director.

     17. UNFUNDED PLAN. Insofar as it provides for grants of options to acquire shares of Common Stock in the future, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Eligible Directors who are entitled to Common Stock under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Common Stock purchasable under this Plan, and this Plan shall not be construed as providing for such segregation. Neither the Company nor the Board shall be deemed to be a trustee of any Common Stock purchasable under this Plan. Any liability of the Company to a Eligible Director with respect to a grant under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any option agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

     18.  GENERAL PROVISIONS.

          (a) GOVERNING LAW. The validity, interpretation, construction and effect of this Plan and any rules and regulations relating to this Plan, to the extent not otherwise governed by the Code, the Securities Act or the Exchange Act, shall be governed by the laws of the State of Oklahoma (without regard to the conflicts of law rules thereof).

          (b) SEVERABILITY. If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify this Plan or any option under any law deemed applicable by the Company, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Company, materially altering the intent of this Plan, it shall be deleted and the remainder of this Plan shall remain in full force and effect; provided, however, that, unless otherwise determined by the Company, the provisions shall not be construed or deemed amended or deleted with respect to any Eligible Director whose rights and obligations under this Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Company.

     The undersigned, being the duly elected Secretary of Hawkins Energy Corporation, does hereby certify that (i) the Hawkins Energy Corporation Director Stock Plan was duly approved and adopted by the Board of Directors of Hawkins Energy Corporation on April __, 1996, and by the shareholders of Hawkins Energy Corporation on May __, 1996.




                                       ________________________________________

                                             __________________, Secretary

                                                                      APPENDIX B

                           HAWKINS ENERGY CORPORATION

                              AMENDED AND RESTATED
                           EMPLOYEE STOCK OPTION PLAN


          This Stock Option Plan was approved by the Board of Directors and shareholders of Hawkins Energy Corporation (the "Company") on August 8, 1989. The amendments to and restatement of this Plan were approved by the Board of Directors of the Company at a special meeting held March 27, 1996, and at the annual meeting of the shareholders of the Company held May 29, 1996.

          1. PURPOSE: The purpose of this Plan is to provide a means whereby selected key officers and employees of the Company and its subsidiaries may be given an opportunity to purchase stock in the Company pursuant to option grants. Options granted under this Plan are intended to be options which do not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended.
It is believed that the options provided for herein will assist the Company in developing strong top management and in attracting and retaining able key employees.

          2. ADMINISTRATION. The Plan shall be administered by a committee (the "Human Resources Committee") of the Board of Directors. The Human Resources Committee shall construe and interpret the Plan and establish and amend rules and regulations for its administration. Any determination by the Human Resources Committee shall be final and binding upon all persons. The Human Resources Committee will determine which key officers and employees of the Company and its subsidiaries shall be granted options under this Plan and the number of shares for which an option or options shall be granted to such key officers and employees. Options granted under the Plan shall be evidenced by option agreements in either the form attached hereto as "Exhibit 1", or in such other form having such other terms and provisions as the Human Resources Committee shall determine. All such option agreements shall comply with and be subject to the terms and conditions of the Plan. No member of the Board of Directors shall be liable for any action or determinations made in good faith with respect to the Plan or any option granted under it.

          Notwithstanding anything in this Section 2 to the contrary, this Plan shall be administered, as to those directors, officers and key employees of the Company who are otherwise eligible to receive Options pursuant to Section 3 hereof and who are subject to the limitations of Section 16(b) of the Securities Exchange Act of 1934, as amended, ("Insiders") by a Special Stock Plan Committee (the "Special Committee") consisting of not less than two members of the Board of Directors each of whom shall be a "disinterested person" within the meaning of applicable rules and regulations promulgated by the SEC. The Special Committee shall be appointed, governed, indemnified and authorized as is the Human Resources Committee hereinabove described. However, the Special Committee shall have absolute discretion as to all matters concerning Insiders. The term "Committee," as used herein, shall refer to the Human Resources Committee or the Special Stock Plan Committee as the context requires.

          3. NUMBER OF SHARES AND ELIGIBLE PERSONS: Options may be granted from time to time under this Plan to such key officers and employees of the Company and its subsidiaries as are selected by the Committee. A person who is granted options hereunder is referred to hereinafter as an "Optionee". The aggregate number of shares initially available for issuance upon the exercise of options granted under the Plan is 130,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"). Such number of shares available for option grants under this Plan shall be increased automatically without further action by the Board of Directors or shareholders of the Company to that number which, when added to the number of shares subject to options granted under this and any other option plan(s) of the Company, equals eight percent (8%) of the number of outstanding shares of Common Stock at such time(s) after February 28, 1990 as the Company issues additional shares of its Common Stock (excluding for purposes of determining the number of available option shares and the time(s) of such automatic increases all shares of Common Stock issued pursuant to the exercise of options granted under this
Plan). An Optionee may hold more than one option hereunder, but only on the terms and subject to the restrictions set forth in this Plan. The shares issued hereunder may consist either of shares of the Company's authorized but previously unissued Common Stock or treasury shares. In the event any option for any reason ceases to be exercisable in whole or in part, the shares covered thereby, not previously purchased, shall again become available for the granting of options hereunder. In the event of a merger, consolidation, reorganization, recapitalization, stock dividend, "split-up" or other change in the corporate structure or capitalization of the Company, the number of shares and the exercise price of shares subject to options then outstanding and the aggregate number of shares for which options may be granted hereunder shall be subject to appropriate adjustments.

          4. OPTION PRICE: The purchase price of the Common Stock under each option shall be determined by the Committee but in any case may not be less than the Fair Market

Value, as such term is defined in Paragraph 5 of this Plan, of a share of the Common Stock at the time of the grant of an option.

          5. CERTAIN PROVISIONS OF OPTIONS: Each option shall be subject to the general provisions of the Plan and shall:

          (a) Not be exercisable after the expiration of forty years from the date on which such option is granted.

          (b) Provide that payment of the exercise price for the number of shares as to which the option is being exercised shall, at the Optionee's election, be by cash and in full on the date of exercise, by delivery of shares of Common Stock held by the Optionee for at least six months and having a Fair Market Value equal to the full amount of the exercise price, by the withholding by the Company from the shares of Common Stock issuable upon any exercise of the option that number of shares having a Fair Market Value equal to such exercise price pursuant to a written election delivered to the Committee at least six months prior to the date of exercise, or by a combination of such methods, and further provide that (i) the Optionee will be required to pay the Company an amount necessary to satisfy federal, state and local income taxes incurred by the Optionee by reason of the exercise of an option or (ii) shares of Common Stock having a Fair Market Value on the date of payment of such taxes equal to the amount of such taxes may be withheld by the Company at the Optionee's written election so long as such election is delivered to the Committee either (i) at least six months prior to the date the amount of tax to be withheld is determined (the "Tax Date") or (ii) prior to the Tax Date and in any ten business day period beginning on the third business day following the release of the Company's quarterly or annual summary statement of sales and earnings. As used herein, "Fair Market Value" shall mean the closing price of a share of the Common Stock on the date as of which Fair Market Value is to be determined, which closing price shall be the last reported sales price regular way or, in case no such reported sales took place on such date, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the highest bid and the lowest asked prices quoted on NASDAQ; provided, however, that if the Common Stock is not traded in such manner that the prices or quotations referred to above are available, or if a majority of the members of the Committee in their sole discretion, shall determine that, because of the occurrence of events relating to the Company or its Common Stock, such closing price does not properly reflect the fair market value of a share of the Common Stock, Fair Market Value shall be determined in good faith by the Committee (and the determination of the Committee shall be binding and conclusive).

          (c) Provide that the Committee may elect to cancel the option at any time due to serious actions of the Optionee deemed inimical to the best interests of the Company.

          (d) Be exercisable only (i) during such time as the Optionee remains in the employ of the Company or a subsidiary of the foregoing, (ii) within one year after termination of employment other than in accordance with the normal retirement policies of the Company, unless the Committee elects to cancel such option because of actions of the terminated employee deemed inimical to the best interests of the Company, or (iii) in the event of death, or disability (an Optionee shall be considered disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months) during employment, or the Optionee's retirement in accordance with the normal retirement policies of the Company, within one year from the date of such death, disability or retirement; provided, however, that in no event shall an option be exercisable after expiration thereof under subsection 5(a) above and, in the event of termination, death, disability or retirement, such option shall be exercisable only with respect to the portion thereof accrued to the date of such termination, death, disability or retirement, whichever is earlier.

          (e) Become exercisable in five equal annual installments, with the first installment accruing on the anniversary of the date of grant and with each successive installment accruing on the successive anniversary of the grant, or other date specified by the Committee, with accumulation privileges, unless the Committee shall specify otherwise at the time of the grant.

          (f) Be exercisable, in accordance with all the provisions of the Plan and from time to time at the written election of the Optionee. The written election shall specify the number of such shares as to which the option is being exercised, which number shall not exceed the number of unexercised shares then remaining under the terms of the option.

          (g) Provide that, as a condition to the exercise of any portion of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if in the opinion of counsel for the Company such a representation is required under the Securities Act of 1933, as amended, or any applicable law, regulation or rule of any governmental agency.

          (h)  Not be exercisable with respect to fractions of a share.

          (i) Except as set forth in this subparagraphs 5(i), (i) no Option or any other benefit under this Plan shall be transferable or assignable otherwise than by will or the laws of descent and distribution, and (ii) no Option shall be exercisable during the lifetime of the person to whom it was granted except by such person or such person's guardian or legal representative. An Optionee may assign his or her rights in Options to one or more members of his or her immediate family (spouse, children and parents) or to one or more trusts of which the only beneficiaries are the Optionee or members of his or her immediate family and the Optionee's assignees shall be entitled to exercise such Optionee's rights if, at the time of such assignment, such Optionee is not an Insider (provided, that this restriction shall be eliminated if so permitted under the rules promulgated by the SEC under Section 16 of the Securities Exchange Act of 1934, as amended, and the Committee approves in writing and in advance the assignment proposed by such Optionee.

          (j) Provide that no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to optioned shares, notwithstanding the exercise of an option, until the issuance of the stock certificates for such shares to the Optionee.

          6. CHANGES IN THE PLAN: The Board of Directors may terminate this Plan at any time and may amend this Plan from time to time in such respects as the Board may deem advisable, except that it may not:

          (a) Change the maximum period within which an option may be exercised; provided, however, that if the Company shall become a party to any merger or consolidation or shall sell or agree to sell all or substantially all of its assets, the Company's Board of Directors may amend the Plan to provide as follows:

               (i) That on the closing date of such sale or merger, all options held by Optionees of the Company which are not then exercisable shall become exercisable; and

               (ii) That after the expiration of a reasonable period of time, as fixed by the Board of Directors, subsequent to the said closing date, all option rights of Optionees under this Plan shall terminate.

          (b)  Change the number of shares subject to the Plan.

          Except as provided in Sections 5(c) and 6(a) above, no amendment or termination of the Plan shall, without the Optionee's written consent, alter or impair any of the rights or obligations under any option theretofore granted such Optionee under the Plan.

          7. DATE OF PLAN: The date of this Plan and the date on which it shall become effective is August 8, 1989, being the date of its approval by the Company's Board of Directors and shareholders.

          8. REGISTRATION AND RESERVATION OF SHARES: The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body, having jurisdiction, such authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall release the Company of any liability in respect of non-issuance or sale of Common Stock as to which such requisite authority shall not have been obtained.

          9. AWARDS CONDITIONED ON SURRENDER OF OUTSTANDING OPTIONS: The Committee may, in its discretion, make grants of options under the Plan which are conditioned upon the relinquishment by the Optionee of such options previously granted under the Plan or under any other option or compensation plan of the Company or a subsidiary of the Company as the Committee may specify.

          10. NON-EXCLUSIVITY OF PLAN: Neither the adoption of the Plan by the Board of Directors, nor the submission of the Plan to the shareholders of the Company for approval, shall be construed as creating any limitation on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

          11. DURATION OF THE PLAN: This Plan shall terminate when all options available for grant under this Plan shall have been granted and exercised, cancelled or lapsed.

          IN WITNESS WHEREOF this Amended and Restated Employee Stock Option Plan has been adopted by the Board of Directors on the day and year first above written.
                                   HAWKINS ENERGY CORPORATION

ATTEST:


_________________________          By_________________________________
Secretary                                 President
[SEAL]

                        HAWKINS ENERGY CORPORATION

BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT 10:00 A.M. LOCAL TIME ON MAY 29, 1996 IN THE GREEN ROOM, NINTH FLOOR OF BANK OF OKLAHOMA TOWER, ONE WILLIAMS CENTER, TULSA, OKLAHOMA.

   The undersigned stockholder(s) of Hawkins Energy Corporation (the "Corporation") do(es) hereby nominate, constitute and appoint THOMAS F. OSTRYE and LYNNWOOD R. MOORE, JR. or either of them, as proxies of the undersigned, each will full powers of substitution and resubstitution, to represent and vote the shares of capital stock of the Corporation held of record by the undersigned on the record date for the above-described annual meeting, at such meeting and at any adjournment thereof as specified on the reverse side.

                 (Continued and to be signed and dated on the reverse side)


                          FOLD AND DETACH HERE
                                                    your votes as       X
                                                    indicated in
                                                    this example


1. UPON THE ELECTION OF DIRECTORS: The nominees are Charles M. Butler III and David J. Parsons for three year terms as Class I Directors.

        FOR all nominees           WITHHOLD
      listed above (except         AUTHORITY
       as marked to the         to vote for all
           contrary).        nominees listed above.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW).

___________________________________________________

2. Proposal to approve the Director Stock Option Plan as described in the accompanying Proxy Statement.

          FOR         AGAINST        ABSTAIN

3. Proposal to approve the amended and restated Employee Stock Option Plan as described in the accompanying Proxy Statement.

          FOR         AGAINST        ABSTAIN

4. To ratify selection of Coopers & Lybrand as the auditors of the Corporation for 1996.

          FOR         AGAINST        ABSTAIN

5. To vote upon such other business as may properly come before the meeting or any adjournment thereof.

                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF A CHOICE IS NOT INDICATED WITH RESPECT TO THE ABOVE PROPOSAL FOR THE ELECTION OF DIRECTORS, THIS PROXY WILL BE VOTED "FOR" SAID PROPOSAL. IF ANY OTHER MATTERS SHOULD BE BROUGHT BEFORE THE MEETING, THE PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THEIR BEST JUDGMENT. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

                      DATED this ____________ day of ___________________, 1996

                      ________________________________________________________

                      ________________________________________________________
                      Signature(s) of Stockholder(s)

                      Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title. If a partnership, please sign in partnership name by authorized person.

                                PLEASE SIGN, DATE AND MAIL TODAY

                        FOLD AND DETACH HERE